SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K12G3

                                 Notification of
                         Securities of Successor Issuers
                    Deemed Registered Pursuant to Section 12

Date of Report:   March 31, 2000


                           Chestatee Bancshares, Inc.
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



           Georgia                                  *            58-2535333
           -------              ---------------------            ----------
       (State or other          (Commission File No.)      (IRS Employer ID No.)
Jurisdiction of Incorporation)



                              6639 Highway 53 East
                    Dawsonville, Dawson County, Georgia 30534
                    -----------------------------------------
                    (Address of Principal Executive Offices)

                                  706/216-2265
                         -------------------------------
                         (Registrant's Telephone Number)

* Registrant has requested a 1934 Act number be issued.



Item One.         Changes in Control of Registrant.

                  (a) Registrant is a Georgia corporation formed to act as a holding company for Chestatee State Bank (the "Bank"). Registrant was only recently organized at the instruction of management of the Bank. Initially, only a nominal number of shares of Registrant were issued and outstanding, all of which were held by J. Philip Hester, Sr., CEO of the Bank, for the sole purpose of insuring adequate capital. Pursuant to a shareholder agreement, Mr. Hester surrendered and cancelled those shares upon consummation of the reorganization.

                  Pursuant to the Plan of Reorganization and Agreement of Merger (attached as Exhibit (2) hereto), Registrant organized Chestatee Interim, Inc. ("Interim") solely for the purpose of effectuating the merger. Upon approval of more than two-thirds of the Bank's shareholders in a special meeting held March 21, 2000, each outstanding shares of the $5.00 par value common stock of the Bank was converted into and became one share of the no par value common stock of Registrant. The outstanding no par value common stock of Interim owned by Registrant was converted into and became a number of shares of the Bank's common stock equal to the number of such shares outstanding on the effective date of the merger. As a result, shareholders of the Bank became shareholders of the Registrant (instead of the Bank), the Bank became a wholly-owned subsidiary of the Registrant, and Interim ceased to exist as a separated corporation. Following the merger, the Bank continues to operate as a bank but functions as a wholly-owned subsidiary of the Registrant. The articles of incorporation, bylaws, corporate identity, existence, and the officers and directors of the Bank did not change as a result of the merger. The terms of the merger were set forth in a Proxy Statement to shareholders dated February 21, 2000 (attached as Exhibit B hereto).



Item Seven.       Financial Statements and Exhibits.

          (a) In accordance with Staff Accounting Bulletins, Topic One - Financial Statements: "F. Financial Statement Requirements in Filings Involving the Formation of a One-bank Holding Company", we hereby state on behalf of the
Registrant: (1) there were no changes in the shareholders' relative equity ownership in the underlying bank assets; (2) in the aggregate, only nominal borrowings were incurred for purposes of organizing the holding company and meeting minimum capital requirements; (3) no new classes of stock were authorized other than those corresponding to stock of the Bank immediately prior to the organization; (4) there are no plans or arrangements to issue any additional shares to acquire any business other than the Bank; and (5) there have been no material adverse changes in the financial condition of the Bank since the latest fiscal year end included in the annual report to shareholders. Accordingly, financial statements otherwise required by Item Seven are not included, but copies of the most recent audited financial statements of the Bank are enclosed herein as Exhibit (20). These financial statements have previously been mailed to shareholders of the Bank (now shareholders of Registrant). All documents filed by Chestatee State Bank with the FDIC pursuant to Sections 13, 14 and 15(d) of the 1934 Act are deemed incorporated by reference and a part hereof.

          (b) Also enclosed is the unaudited pro forma consolidated balance sheet at March 31, 2000, giving effect to the reorganization discussed in Item One above. The information presented by management reflects all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the periods covered.

          (c) The following exhibits are furnished as a part of this report pursuant to Item 601 of Regulation S-B.

                                INDEX OF EXHIBITS
                                -----------------




          Exhibit No.         Description
          -----------         -----------
             (2)              Plan of Reorganization and Agreement of Merger

            (20)              Annual Reports to Security Holders




                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CHESTATEE BANCSHARES, INC.


Date: March 31, 2000                          By:/s/ J. PHILIP HESTER, SR.
      --------------                          ----------------------------
                                                  J. PHILIP HESTER, SR.
                                                  President, CEO and Director